                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            WATERMARC FOOD MANAGEMENT CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                         WATERMARC FOOD MANAGEMENT CO.
                        11111 WILCREST GREEN, SUITE 350
                               HOUSTON, TX 77042
                                 (713) 783-0500



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 13, 1996


To the Shareholders of
Watermarc Food Management Co.


         The Annual Meeting (the "Meeting") of shareholders of Watermarc Food Management Co., a Texas corporation (the "Company") will be held at Billy Blues Bar & Grill, 6025 Richmond, Houston, TX 77057, at 3:00 P.M., local time, on December 13, 1996, for the following purposes:

1. To elect a board of six directors to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 29, 1997.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on November 14, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting. The transfer books will not be closed.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE MATTERS SET FORTH ABOVE TO BE VOTED UPON AT THE MEETING.

         The enclosed Proxy Statement contains more information pertaining to matters to be voted on at the Annual Meeting. Please read the Proxy Statement carefully.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF A SHAREHOLDER WHO HAS RETURNED A PROXY FINDS THAT HE CAN ATTEND THE MEETING IN PERSON, HE MAY REVOKE HIS PROXY AND VOTE IN PERSON ON ALL MATTERS SUBMITTED TO THE MEETING.


                                        By order of the Board of Directors



                                        GHULAM M. BOMBAYWALA
                                        Chairman of the Board and
                                        Chief Executive Officer




Houston, Texas
November 15, 1996

                        WATERMARC FOOD MANAGEMENT CO.
                       11111 WILCREST GREEN, SUITE 350
                              HOUSTON, TX 77042
                               (713) 783-0500

                            --------------------

                               PROXY STATEMENT

                                   for the

                       ANNUAL MEETING OF SHAREHOLDERS

                        to be held December 13, 1996

                            --------------------

                                 THE MEETING


MEETING TIME AND PLACE

         A Proxy in the accompanying form is being solicited by the Board of Directors of Watermarc Food Management Co. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Meeting") to be held at Billy Blues Bar & Grill, 6025 Richmond, Houston, Texas 77057, at 3:00 P.M., local time, on December 13, 1996, and at any adjournment or postponement thereof.
The Company will bear the cost of such solicitation. Proxies together with copies of this Proxy Statement, are being mailed to shareholders of the Company on or about November 27, 1996.


MATTERS TO BE VOTED ON AND RECORD DATE

         This Proxy Statement is being furnished to holders of record of the common stock, $.05 par value, of the Company (the "Common Stock") as of November 14, 1996 (the "Record Date") in connection with the Meeting the purposes of which are to:

1. Elect a board of six directors to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

2. Ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending
         June 29, 1997.

3. Transact such other business as may properly come before the Meeting or any adjournments thereof.

VOTING AND REVOCABILITY OF PROXY

         Execution and return of the enclosed Proxy will not in any way affect a shareholder's right to attend the Meeting and to vote in person, and any shareholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date or by voting in person by ballot at the Meeting. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy (i) "FOR" the election as director of those six nominees named in this Proxy Statement, (ii) "FOR" the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 29, 1997, and
(iii) in accordance with their best judgment and discretion on all other matters that may properly come before the Meeting.


MANAGEMENT RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE MATTERS SET FORTH ABOVE TO BE VOTED ON AT THE MEETING.


SHARES ENTITLED TO VOTE AND QUORUM

         On the Record Date, the Company had 13,433,658 shares of Common Stock issued and outstanding and entitled to notice of and to vote at the Meeting. The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Meeting. All shares represented in person or proxy at the Meeting, whether voting "FOR", "AGAINST", "ABSTAIN" or to "WITHHOLD AUTHORITY" with respect to any matter will be counted for purposes of determining a quorum. Each holder of Common Stock will be entitled to one vote per share held on each matter to be voted on at the Meeting. Neither the Articles of Incorporation nor the Bylaws of the Company, as amended, provide for cumulative voting rights.


VOTES REQUIRED

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting is required for the approval of matters presented to the Meeting, except that in the election of directors, the six individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

COSTS AND SOLICITATION OF PROXIES

         The costs of soliciting proxies will be borne by the Company. The Company has decided not to retain a proxy solicitation firm at this time, but may elect to do so prior to the Meeting. If the Company retains a proxy solicitation firm, the Company will pay any standard fees charged by such firm and its reasonable out of pocket expenses (which are not expected to exceed $5,000-$10,000 in the aggregate). In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by telephone, telegram or facsimile.


PROXY STATEMENT INFORMATION

         Information with respect to the Company including, Directors and Executive Officers of the Company, Executive Compensation, Security Ownership of Certain Beneficial Owners and Management, and Certain Relationships and Related Transactions is provided under PROPOSAL ONE - ELECTION OF DIRECTORS. Additional information with respect to the Company is included in the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1996, filed with the Commission (the "Annual Report on Form 10-K") and the Company's Quarterly Report on Form 10-Q for the quarter ended September 29, 1996, which are being provided to shareholders of the Company with this Proxy Statement. Information with respect to the Company's current accountant is under PROPOSAL TWO - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1997.

                                    SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and does not purport to be complete. This summary is qualified in all respects by the remainder of this Proxy Statement which should be read in its entirety.

                                  THE COMPANY

Watermarc Food Management Co. . . . . . .    The Company currently owns and
                                             operates, both directly and
                                             through subsidiaries, full service
                                             restaurants under the names
                                             Marco's Mexican Restaurants (the
                                             "Marco's Restaurants"), The
                                             Original Pasta Co. Restaurants
                                             (the "Pasta Co. Restaurants"),
                                             Billy Blues Barbecue Bar & Grill
                                             (the "Billy Blues Restaurant"),
                                             Longhorn Cafe, Pete's BBQ Rib and
                                             Steakhouse (the "Pete's
                                             Restaurants"), and H. D. Hotspurs
                                             ("Hotspurs").  The Company also
                                             produces and markets two brands of
                                             barbecue sauce products and a
                                             spice rub, Billy Blues Barbecue
                                             Sauce, Chris' & Pitt's Barbecue
                                             Sauce and Chris' & Pitt's Spice
                                             Rub.

                                             The Company's primary growth
                                             strategy has been to expand its
                                             restaurant and barbecue sauce
                                             operations through internal growth
                                             and by acquiring businesses with
                                             concepts and themes compatible
                                             with the Company's operations.
                                             This strategy is evidenced by the
                                             Company's acquisition (i) in June
                                             1993 of three Longhorn Cafes in
                                             Houston, Texas, (ii) in August
                                             1993 of two Pete's Restaurants and
                                             Hotspurs, each being located in
                                             the Seattle, Washington
                                             metropolitan area, (iii) in July
                                             1994 of Marco's Mexican
                                             Restaurants, Inc. which now has
                                             twenty-three Marco's Restaurants
                                             operating in the Southwestern
                                             region of the State of Texas,
                                             including the Houston metropolitan
                                             area, College Station, Texas City,
                                             Lake Jackson and Victoria, Texas,
                                             and (iv) in January 1996 of The
                                             Original Pasta Co., which now has
                                             thirteen Pasta Co. Restaurants in
                                             the Houston metropolitan area,
                                             with two more projected to open by
                                             the end of 1996.

                                             The Company's principal executive
                                             offices are located at 11111
                                             Wilcrest Green, Suite 350,
                                             Houston, Texas 77042 and its
                                             telephone number is (713)
                                             783-0500.  Further information
                                             regarding the Company is provided
                                             herein and in the Annual Report on
                                             Form 10-K being delivered with
                                             this Proxy Statement to the
                                             Company's shareholders.

                                  THE MEETING

Time, Date and Place  . . . . . . . . . .    The Meeting will be held at 3:00
                                             p.m., local time, on Friday,
                                             December 13, 1996, at Billy Blues
                                             Bar & Grill, 6025 Richmond,
                                             Houston, Texas, and at any
                                             adjournments or postponements
                                             thereof.

Record Date, Shares Entitled to Vote  . .    Holders of record of shares of the
                                             Company's Common Stock at the
                                             close of business on November 14,
                                             1996 (the "Record Date"), are
                                             entitled to notice of and to vote
                                             at the Meeting.

                                             On such date, there were
                                             13,433,658 shares of Common Stock
                                             outstanding, each of which will be
                                             entitled to one vote.  See "The
                                             Meeting."

Purpose of Meeting  . . . . . . . . . . .    The purpose of the Meeting is (i)
                                             to elect a board of six directors
                                             to serve until the next Annual
                                             Meeting of Shareholders of the
                                             Company and until their successors
                                             have been duly elected and
                                             qualified; (ii) to ratify the
                                             appointment of Coopers & Lybrand
                                             L.L.P. as independent public
                                             accountants to audit the
                                             consolidated financial statements
                                             of the Company and its
                                             subsidiaries for the fiscal year
                                             ending June 29, 1997; and (iii) to
                                             transact such other business as
                                             may properly come before the
                                             Meeting or any adjournments
                                             thereof.  See "The Meeting."

Votes Required  . . . . . . . . . . . . .    The favorable vote of the holders
                                             of a majority of shares of Common
                                             Stock present in person or by
                                             proxy at the Meeting is required
                                             for approval of all matters
                                             presented to the Meeting except
                                             that with respect to the election
                                             of directors, the six individuals
                                             receiving the greatest number of
                                             votes shall be deemed elected even
                                             though not receiving a majority.
                                             See "The Meeting."

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

         The Company's Bylaws provide that the Board of Directors shall consist of not less than three, nor more than fifteen, directors. The Board of Directors currently consists of six directors, Ghulam M. Bombaywala, Angelo Pitillo, Michael S. Chadwick, Nico B. Letschert, Sarosh J. Collector and Philip
M. Mount. Each of the current directors is a nominee for re-election to the Board of Directors. The names, ages, positions and offices of each director, nominee and executive officer of the Company and their business experience is set forth below. Each of the Company's directors was elected as director of the Company by the Company's shareholders at the Annual Meeting of Shareholders held on January 9, 1996. All directors are to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. All nominees were designated by the Board of Directors.

EXECUTIVE OFFICERS AND DIRECTORS

                                                                         Employed   Director
           Name             Age                  Position                  Since      Since
           ----             ---                  --------                  -----      -----
Ghulam Bombaywala           41    Chairman of the Board, Chief Executive   1994        1994
                                      Officer and Director
Angelo Pitillo              59    President, Chief Operating Officer and   1994        1995
                                      Director
Thomas J. Buckley           49    Chief Financial Officer and Secretary    1994        N/A
Michael S. Chadwick         44    Director                                 N/A         1994
Nico B. Letschert(2)        41    Director                                 N/A         1994
Philip M. Mount(1)(2)       38    Director                                 N/A         1994
Sarosh J. Collector(1)(2)   49    Director                                 N/A         1995

---------------
(1)  Member of the Audit Committee of the Board of Directors.
(2)  Member of the Compensation Committee of the Board of Directors.

         GHULAM BOMBAYWALA was elected as a director of the Company on August 5, 1994. Effective September 21, 1994, Mr. Bombaywala was elected Chairman of the Board of Directors and Chief Executive Officer of the Company. Since 1984, Mr. Bombaywala has served as President and sole director of Marco's. Mr.
Bombaywala also served as President and Chairman of the Board of Directors of the publicly traded Two Pesos, Inc. from April 1990 to June 1993 when it was sold to Taco Cabana, Inc. Mr. Bombaywala is also a shareholder and President of SPP, Inc., the holder of a chain of James Coney Island restaurants serving hot dogs and chili. Mr. Bombaywala serves on the Board of Directors of the Sam Houston Area Boy Scouts of America, the Fort Bend Independent School District Education Foundation and the Conrad N. Hilton College of Hotel & Restaurant Management of the University of Houston.

         ANGELO PITILLO was elected President and Chief Operating Officer in September 1994 and has been a director of the Company since March 17, 1995. From 1989 to 1993, Mr. Pitillo served as President of Prufrock Restaurants, Inc., where his responsibilities included management of the Black-Eyed Pea Restaurant division. From 1976 to 1989, Mr. Pitillo served as Senior Vice President and Regional Vice President of Jerrico, Inc. While with Jerrico, Inc., Mr. Pitillo supervised various restaurant divisions, including Long John Silver's, Florenz and Fazzoli's. Mr. Pitillo has over 30 years of experience in the restaurant and hospitality industry, including the development of fast food, full service and catering concepts.

         THOMAS J. BUCKLEY was elected Chief Financial Officer and Secretary of the Company in December 1994. From May 1990 to January 1994, Mr. Buckley was Vice President - Finance and Franchising of Western Sizzlin, Inc. ("WSI"), a restaurant franchising and operating company. From 1986 to 1989, Mr. Buckley was President of SDO, Inc., a regional franchising company. From 1980 to 1985, Mr. Buckley was Executive Vice President and a director of the publicly traded USACafes, franchisor and operator of Bonanza Restaurants. Mr. Buckley has over 15 years experience in the restaurant industry and extensive experience in franchising. Mr. Buckley received a B.S. degree in accounting from the University of New Orleans.

         MICHAEL S. CHADWICK has served as a director of the Company since August 1994. Mr. Chadwick is Senior Vice President and a Managing Director of the Corporate Finance Department of Sanders Morris Mundy Inc., a Houston-based financial services and investment banking firm. From 1988 to August 1994, Mr. Chadwick served as President and Co-Owner of Chadwick, Chambers & Associates, Inc., an investment and merchant banking firm specializing in corporate finance services. From 1984 to 1988, Mr. Chadwick served as Vice President, Corporate Finance at Lovett Mitchell Webb & Garrison, Inc., a Houston-based investment banking firm. Mr. Chadwick has been engaged in investment banking since 1978. Mr. Chadwick presently serves on the Board of Directors of Blue Dolphin Energy Company, a publicly traded corporation, Moody-Price, Inc., and Brazos Sportswear, Inc. Mr. Chadwick received an M.B.A. in finance from Southern Methodist University and a B.A. degree in economics from the University of Texas.

         NICO B. LETSCHERT was elected to the Board of Directors in September 1994 and serves as a member of the Compensation Committee of the Board of Directors. Mr. Letschert is currently the CEO of Noesis Capital Corp., a Florida-based investment banking and money management firm that Mr. Letschert started in 1995. From 1984 until July 1995, Mr. Letschert was President of Noble Investment Co. of Palm Beach. A native of The Netherlands, Mr. Letschert began his career on the Amsterdam Stock Exchange before relocating to the U.S. and becoming involved with venture capital and corporate finance. Mr. Letshcert received his degree from the Dutch Institute for Banking and Finance and is a Certified Financial Planner. He also serves on the Board of Directors of the following publicly traded corporations: Capitol Multimedia, Inc., Futuremedia PLC and Foodquest.

         PHILIP M. MOUNT has been a director of the Company since August 5, 1994 and is a partner with the law firm of Kelly, Sutter, Mount & Kendrick.
Mr. Mount currently serves as a member of the Audit and Compensation Committees of the Board of Directors. Mr. Mount has engaged in the practice of law in Houston, Texas since 1983. Mr. Mount's principal areas of practice are corporate finance and securities. Mr. Mount received his B.B.A. with honors from the University of Texas at Austin in 1980 and a J.D. from the University of Houston College of Law in 1983. From August 1990 until its acquisition in 1993, Mr. Mount served as a director and a member of the Compensation and Executive Committees of Two Pesos, Inc., a publicly traded Houston, Texas based restaurant company.

         SAROSH J. COLLECTOR has been a director of the Company since March 17, 1995 and currently serves as a member of the Audit and Compensation Committees of the Board of Directors. Mr. Collector is a certified public accountant and has served as President of the accounting firm of Collector, Dart & Moore P.C. since 1987. From 1986 to 1987, Mr. Collector was a manager with the accounting firm of Spicer & Oppenheim, and from 1981 to 1986 served as a partner with the accounting firm of Malow Cohen & Co. Mr. Collector's principal areas of practice are taxation, business consulting and business valuation. Mr. Collector also served as a director of Two Pesos, Inc., a publicly traded corporation, from April 1990 to August 1993.

COMMITTEES AND FEES

         The Board of Directors of the Company has established an Audit Committee and a Compensation Committee. The purpose of the Audit Committee is to review and make recommendations to the Board of Directors with respect to the engagement of the Company's independent public accountants, reviewing with such accountants the plans for and the results and scope of the auditing engagement and certain other matters relating to the services provided to the Company, including the independence of such accountants. The Audit Committee held no meetings during the fiscal year ended June 30, 1996.

         The Compensation Committee reviews on behalf of, and makes recommendations to, the Board of Directors with respect to compensation of executive officers and key employees of the Company and administers the Company's Stock Compensation Plan. All actions undertaken by the Compensation Committee during the last fiscal year were effected by unanimous consent in lieu of holding scheduled or special meetings.

         Each director who is not an employee of the Company is paid $250 for each meeting of the Board of Directors attended (exclusive of telephonic meetings) and $250 for each meeting of a Committee of the Board of Directors attended (exclusive of committee meetings occurring on the same day as Board Meetings), and are reimbursed for expenses incurred in attending such meetings. Directors who are employees of the Company are not paid any additional compensation for attendance at Board of Directors or Committee meetings.
During fiscal 1996, the Board of Directors held its annual meeting on January 9, 1996, conducted meetings in March and May of 1996 and approved actions undertaken by management of the Company by unanimous consent in lieu of meetings on three separate occasions.


SECTION 16 REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission (the "Commission").

         Based solely on its review of the copies of such report forms received by it with respect to fiscal year 1996, or written representations from certain reporting persons, except as set forth below, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act. Ghulam Bombaywala, an officer and director of the Company, failed to timely file his Form 4 - Statement of Changes in Beneficial Ownership of Securities with the Commission in February 1996. Sarosh J. Collector also failed to timely file a Form 4 - in July of 1996. Angelo Pitillo, an executive officer and director of the Company, and Thomas Buckley, an executive officer of the Company, failed to timely file Form 4 in July 1996. In addition, all directors and executive officers of the Company each failed to timely file Form 5 - Annual Changes in Beneficial Ownership of Securities for fiscal 1995. All late reports were filed in September of 1996.


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION. The following table sets forth certain information regarding all cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as other compensation paid or accrued, during the Company's fiscal year ended June 30, 1996, to the Company's Chief Executive officer and to those other executive officers who received salary and bonus compensation in excess of $100,000 during the fiscal year (the "named executive officers").





                   [This space is intentionally left blank.]

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                               Annual Compensation                   Awards                  Payouts
                                       ------------------------------------ --------------------------       -------
                                                                            Restricted   Securities
                                                             Other Annual     Stock      Underlying      LTIP     All Other
                                                           Compensation(1)   Award(s)  Options/SARs(2)  Payouts  Compensation
Name and Principal Position      Year  Salary($)  Bonus($)       ($)            ($)         (#)           ($)        ($)
---------------------------      ----  ---------  -------- ---------------  ---------- ---------------  -------  ------------

Ghulam Bombaywala, Chairman of   1996   $    -0-   $ -0-         $ -0-         $ -0-         -0-          -0-     $     -0-
  the Board and Chief Executive  1995        -0-     -0-           -0-           -0-         -0-          -0-           -0-
  Officer*                       1994    610,000     -0-           -0-           -0-         -0-          -0-     2,175,310

Angelo Pitillo, President        1996   $150,000   $ -0-         $ -0-         $ -0-     250,000          -0-     $     -0-
  Chief Operating Officer        1995    121,154     -0-           -0-           -0-     250,000          -0-           -0-
                                 1994        -0-     -0-           -0-           -0-         -0-          -0-           -0-


* Mr. Bombaywala served as Chief Executive Officer of Marco's during the Company's fiscal year ended July 3, 1994. On July 1, 1994, the Company and Marco's entered into a share exchange transaction whereby Marco's became a wholly-owned subsidiary of the Company. Effective September 1, 1994, Mr. Bombaywala was elected Chairman of the Board and Chief Executive Officer of the Company. Mr. Bombaywala's compensation as Chief Executive Officer of Marco's for the period beginning June 29, 1993 and ending July 3, 1994 is reported in the above table.
(1) Excludes certain incidental perquisites, the total of which did not exceed the lesser of $50,000 or 10% of cash compensation for any named individual.
(2) Incentive stock options to acquire shares of Common Stock pursuant to the Company's Stock Compensation Plan. See "Report on Repricing of Options/SARS".

OPTION GRANTS DURING FISCAL YEAR 1996

         The following table provides information related to options to acquire shares of Common Stock granted to the Chief Executive Officer and the other named executive officers of the Company referenced in the Summary Compensation Table, above, during fiscal year 1996. The Company does not have any outstanding Stock Appreciation Rights ("SARs").


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                               Individual Grants                              Potential Realizable
                                               -----------------                                value at assumed
                                                                                             annual rates of stock
                                                                                               price appreciation
                                                                                                 for option term
                                                                                                 ---------------
                    Number of Securities      % of Total Options/      Exercise or
                     Underlying Options/        SARs Granted to        Base Price   Expiration
Name                SARs Granted(#)(1)(2)   Employees in Fiscal Year    ($/Sh)(3)      Date      5%($)      10%($)
----                ---------------------   ------------------------   -----------  ----------   -----      ------
Ghulam Bombaywala . . .        -0-                      -0-%              N/A           N/A         N/A         N/A
Angelo Pitillo  . . . .    250,000                       54%             $ 1.00        12/99      $ -0-    $ 12,500


---------------
(1) Incentive stock options to acquire shares of Common Stock granted pursuant to the Company's Stock Compensation Plan, for a term of five years from date of grant. Options issued to Mr. Pitillo vest at the rate of 20% per year commencing one year from the date of the original grant, are nontransferable and are subject to termination under certain conditions upon cessation of employment.

(2) On December 29, 1994, the Company granted options to purchase 250,000 shares of Common Stock at a purchase price of $2.00 per share to Mr. Pitillo. On May 17, 1996, these options were canceled and new options were issued to Mr. Pitillo to purchase 250,000 shares of Common Stock at a purchase price of $1.00 per share. See "Reports on Repricing of Options/SARS".
(3) The exercise price per share of each option granted in 1996 was equal to or greater than 100% of the fair market value of the Common Stock on the date of grant pursuant to the requirements of the Stock Compensation Plan.


OPTION EXERCISES AND 1996 FISCAL YEAR END HOLDINGS

         The following table sets forth information with respect to options exercised by named executive officers of the Company referenced in the Summary Compensation Table, above, during fiscal year 1996 and the number and value of options held at fiscal year end.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                               Number of Securities      Value of Unexercised
                                                              Underlying Unexercised  In-the-Money Options/SARs
                                                            Options/SARs at FY-End(#)        At FY-End($)          (1)
                         Shares Acquired                    ------------------------- -----------------------------
Name                     On Exercise(#)  Value Realized($)  Exercisable  Unexercisable  Exercisable  Unexercisable
----                     --------------  -----------------  -----------  -------------  -----------  -------------
Ghulam Bombaywala . . . .       -0-            $ -0-              -0-            -0-         N/A           N/A
Angelo Pitillo  . . . . .       -0-              -0-           50,000        200,000       $ -0-         $ -0-

---------------
(1) The closing bid price for the Company's Common Stock as reported by NASDAQ SmallCap Market on June 28, 1996 was $0.69 per share. The indicated value is calculated on the basis of the difference between the option exercise price per share and $0.69, multiplied by the number of shares of Common Stock underlying each option.


REPORT ON REPRICING OF OPTIONS/SARS

         In December 1994, the Compensation Committee of the Board of Directors canceled all options originally issued to Angelo Pitillo, President and Chief Operating Officer, under the Stock Compensation Plan for the purpose of reissuing the canceled options at a lower exercise price. The options, prior to cancellation, were issued with an exercise price of $4.83 per share and would have expired in September 1999. As a result of the decline in the value of the Company's Common Stock within two months of Mr. Pitillo's employment by the Company, the Compensation Committee of the Board of Directors decided that it would be in the best interests of the Company to cancel and reissue the options to purchase the identical number of shares at an exercise price of $2.00 to encourage Mr. Pitillo to remain in the employ of the Company and to provide additional incentive for him to continue to promote the success and business of the Company. Due to the continued decline in the value of the Company's Common Stock, the Board of Directors decided that it would be in the best interests of the Company to cancel and reissue the options to purchase the identical number of shares at an exercise price of $1.00 to encourage Mr. Pitillo to remain in the employ of the Company and as an incentive for him to continue to promote the success and business of the Company.

                         TEN-YEAR OPTION/SAR REPRICINGS

--------------------------------------------------------------------------------------------------------------
NAME                DATE                NUMBER OF    PER SHARE     EXERCISE      NEW        LENGTH OF
                                        SECURITIES   MARKET PRICE  PRICE AT      EXERCISE   ORIGINAL OPTION
                                        UNDERLYING   OF STOCK AT   TIME OF       PRICE      TERM REMAINING AT
                                        OPTIONS      TIME OF       REPRICING                DATE OF REPRICING
                                        REPRICED     REPRICING                              OR AMENDMENT
--------------------------------------------------------------------------------------------------------------
Angelo Pitillo,     December 29, 1994      250,000       $2.00        $4.63        $2.00    58 months
  President
--------------------------------------------------------------------------------------------------------------
Angelo Pitillo,     May 17, 1996           250,000       $0.75        $2.00        $1.00    43 months
  President
--------------------------------------------------------------------------------------------------------------
Thomas Buckley,     May 17, 1996           100,000       $0.75        $2.00        $1.00    43 months
  Chief Financial
  Officer
--------------------------------------------------------------------------------------------------------------


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company is comprised of three persons selected by the Board of Directors. Throughout fiscal 1996, Philip M. Mount, Nico B. Letschert and Sarosh Collector served on the Compensation Committee. Philip M. Mount, a director of the Company and a member of the Company's Audit and Compensation Committees, is a shareholder of Kelly, Sutter, Mount & Kendrick, P.C. ("KSMK"). Nico B. Letschert was the sole owner and President of Noble Investment Co. of Palm Beach ("Noble") and is the Chief Executive Officer of Noesis Capital Corp. ("Noesis"). Michael S. Chadwick is Senior Vice President and a Managing Director of Corporate Finance of Sanders Morris Mundy, Inc., a Houston based financial services and investment banking firm ("SMM"). See, "Certain Relationships and Related Transactions".

         During fiscal 1995 and 1996, KSMK rendered legal services as counsel to the Company. In June of 1995, the Company issued 100,000 shares of Common Stock to KSMK as partial payment for outstanding invoices. In February, 1996, the Company issued an additional 100,000 shares of Common Stock to KSMK as payment for legal services. Mr. Mount disclaims any beneficial ownership in the shares issued to KSMK. See, "Certain Relationships and Related Transactions".

         Noble received approximately $191,880 in commissions and a nonaccountable expense allowance in connection with the Company's 1995 Reg S Offering. Also in connection with the offering, the Company issued to Noble warrants to purchase 71,250 shares of Common Stock at an exercise price of $3.00 per share, which expire on May 31, 1997. The warrants were subsequently assigned to Mr. Letschert. In August 1995, the Company entered into an eight-month financial advisory agreement with Noesis providing for a $5,000 per month advisory fee. See, "Certain Relationships and Related Transactions".

         In December 1994, in connection with the offering of the Company's $3 million Subordinated Notes, SMM received approximately $250,000 as a placement fee. Also in connection with the offering, the Company entered into an eighteen month advisory agreement with SMM calling for payments of $10,000 per month and issued warrants to purchase 150,000 shares of common stock at an exercise price of $2.50 per share which expire on December 31, 1999. In March of 1996, the payment term of the Subordinated Notes was extended until July of 1997, the advisory agreement was extended through July of 1997 at a rate of $5,000 per month and the exercise price of the warrants was reduced to $1.00 per share.


EMPLOYMENT AGREEMENTS

         On May 26, 1992, the Company entered into an employment agreement with John H. Coleman, III, (the "Coleman Agreement"). The Coleman Agreement provided for an annual base salary along with health, medical and life insurance benefits and allowed participation in the Company's employee benefit plans. The Coleman Agreement was for a term ending April 30, 1997, subject to certain specified termination provisions, and provided for employment on a full time basis. The Coleman Agreement originally provided that in the event of a termination without cause, or upon a change of control, Mr. Coleman would be entitled to receive 100% of his base salary for six months and 50% of his salary for an additional six months thereafter. On June 15, 1994, the Coleman Agreement was amended to provide that if Mr. Coleman was terminated by the Company for any reason other than for death, disability, or for cause, Mr. Coleman would be entitled to receive his full salary for the remaining term of the agreement which was increased to $125,000 per year. In June 1995, the Company terminated the Coleman Agreement in accordance with specified termination provisions, and terminated the employment of Mr. Coleman. The Company is no longer paying salary nor providing benefits to Mr. Coleman.

         Effective July 1, 1994, the Company entered into an employment agreement (the "Bombaywala Agreement") with Ghulam Bombaywala, Chairman of the Board, Chief Executive Officer and a director of the Company. Under the terms of the Bombaywala Agreement, Mr. Bombaywala is entitled to receive an annual salary of $60,000 plus annual cost of living increases. In addition, Mr. Bombaywala is entitled to receive a bonus in an amount based on such factors as the Board of Directors of the Company may elect to consider. Mr. Bombaywala has elected not to accept any salary due and owing to him under this agreement for an indefinite period of time. The Bombaywala Agreement also provides for health, medical and life insurance benefits and allows participation in the Company's employee benefit plans. The Bombaywala Agreement is for a term ending April 30, 1997, subject to certain specified termination provisions similar to the Coleman Agreement, and provides for employment on a full time basis. The Bombaywala Agreement contains provisions relating to payments upon termination and payment of bonuses. The non-competition provisions of the Bombaywala Agreement provide that upon termination, Mr. Bombaywala will not engage or participate in a barbecue or Mexican restaurant business within a radius of ten miles of any existing or proposed barbecue or Mexican restaurant owned, licensed, managed or operated by the Company as of the termination date of the Bombaywala Agreement. No bonuses have been awarded to Mr. Bombaywala under the Bombaywala Agreement.

REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee, currently consisting of Messrs. Mount, Collector and Letschert, determines the compensation of the Company's executive officers, consisting of Messrs. Bombaywala (C.E.O.), Pitillo (President) and Buckley (C.F.O.).

         Mr. Bombaywala decided not to receive a salary or bonus in neither fiscal 1995 nor fiscal 1996 due to the fact that the Company has been and is in the process of a "turnaround." Mr. Bombaywala is not currently receiving a salary under the Bombaywala Agreement for fiscal 1997. Mr. Bombaywala owns 6,286,667 shares of the Company's Common Stock or approximately 46.8% of the outstanding shares. The Compensation Committee believes that Mr. Bombaywala is very motivated due to his stock ownership and commitment to the Company to represent the interests of all stockholders and maximize the performance of the Company. The Compensation Committee agreed with Mr. Bombaywala's decision to forego any salary or bonus during fiscal 1995 and 1996. The compensation which would have been payable to Mr. Bombaywala during fiscal years 1995 and 1996 was determined by the Bombaywala Agreement, which was negotiated between the Company and Mr. Bombaywala when Marco's was acquired in fiscal 1994.

         The Compensation Committee believes that salaries paid to Messrs. Pitillo and Buckley are reasonable, but less than competitive with amounts paid to executives with comparable qualifications, experience and responsibilities at companies of comparable size in light of their responsibilities and experience. Neither Mr. Pitillo nor Mr. Buckley received a bonus in fiscal 1995 or 1996, and both have received higher compensation packages in previous positions. Both Messrs. Pitillo and Buckley have made a commitment to the Company in terms of using their best efforts to move the Company towards profitability and are willing to be rewarded through the appreciation of the Company's stock and through future bonuses, if and when determined by the Board of Directors of the Company or the Compensation Committee. In December 1994, Mr. Pitillo and Mr. Buckley received options to purchase 250,000 and 100,000 shares of Common Stock, respectively.

         The Compensation Committee plans to use the Company's Common Stock to retain and provide incentive to the Company's executive officers. The Board of Directors believes that significant stock ownership is a major factor in aligning the interests of management and shareholders.





                   [This space is intentionally left blank.]

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


         The graph set forth below compares the cumulative total shareholder return on the Company's Common Stock commencing on June 26, 1992 and ending on June 30, 1996 against the cumulative total return of the Nasdaq Stock Market and a peer group consisting of certain Nasdaq Stocks whose business activities fall within the same standard industrial classification code as the Company. The graph assumes a $100 investment in the Company's Common Stock and that all dividends paid by companies in each index were reinvested.



                                    [GRAPH]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 18, 1993, the Company entered into three area development agreements with Clucker's Wood Roasted Chicken, Inc. ("Clucker's"), for the development of Clucker's franchises in Texas, Mexico and Central America (the "Development Rights"). As consideration for the Development Rights, the Company issued to Clucker's 47,000 shares of its Common Stock valued at $8.50 per share for an aggregate consideration of $399,500. William J. Gallagher, a former officer and director of the Company, was a director of Clucker's.

         In June 1993, the Company assigned to Tex-Mex Venture, Inc. ("Tex-Mex"), an affiliated corporation, the Development Rights in consideration for an $800,000 five-year convertible promissory note (the "Tex-Mex Note") payable to the Company. The principal amount of the Tex-Mex Note was due on June 30, 1998. The Tex-Mex Note was secured with substantially all of the assets of Tex-Mex. The negotiations for the assignment of the Development Rights by the Company to Tex-Mex were conducted by William J. Gallagher, the then current Chairman of the Board of the Company, on behalf of the Company and by Steve Rosser, on behalf of Tex-Mex. The Company determined the $800,000 value of the Development Rights assigned to Tex-Mex based on estimated market value at the time. The Company believed that the valuation placed on the Clucker's Development Rights was consistent with other similar development rights owned by other restaurant chains for the identical geographic areas. On June 30, 1994, the Company and Tex-Mex entered into an agreement whereby the Company agreed to forgive the remaining principal balance of approximately $600,000 due under the Tex-Mex Note in exchange for an unsecured promissory note in the principal amount of $199,500 and 600,000 shares of Tex-Mex's common stock (the "Tex-Mex Shares").

         Tex-Mex was organized by Steve Rosser, a son-in-law of Mr. Gallagher. Mr. Rosser was the President, Chief Executive Officer, Secretary and a director of Tex-Mex. William J. Gallagher, John H. Coleman, III, former Executive Vice President and a former director of the Company, and Dr. Henry H. Salzarulo, a former director of the Company, were also directors of Tex-Mex.

         Mr. Mount, a director of the Company, is a shareholder in the law firm of Kelly, Sutter, Mount & Kendrick, P.C. ("KSMK"). The Company issued KSMK 100,000 shares of Common Stock valued at $2.25 per share in June of 1995 in partial payment of outstanding legal fees owed to KSMK. The Company also issued 100,000 shares in February of 1996 valued at $1.50 per share as payment of additional outstanding legal fees. See, "Executive Compensation - Compensation Committee Interlocks and Insider Participation".

         On August 3, 1994, the Company issued to Mr. Michael S. Chadwick, a director of the Company, and to an unaffiliated third party, 20,000 restricted shares of the Company's Common Stock, respectively, in satisfaction of commissions due and owing to Mr. Chadwick and the unaffiliated third party as a result of the Marco's transaction. Mr. Chadwick and the unaffiliated third party had been retained by Marco's as business brokers for the purpose of finding a suitable purchaser for Marco's. Mr. Chadwick was elected to the Board of Directors of the Company as one of the three nominees appointed to the Board of Directors by Mr. Bombaywala pursuant to the terms and conditions of
the  Marco's Agreement.   Mr.  Chadwick  is  also  affiliated  with  Sanders
Morris  Mundy,  Inc.

("SMM"), an investment banking firm, which served as placement agent in connection with the Company's December 1994 offering of $3 million of 12% Subordinated Notes. SMM received a 10% commission in that offering, warrants to purchase the Company's Common Stock and consulting fees pursuant to a financial advisory agreement. See, "Executive Compensation - Compensation Committee Interlocks and Insider Participation".

         On July 31, 1994, Ghulam Bombaywala, Chairman of the Board and Chief Executive Officer of the Company, executed a promissory note in the principal amount of $2,175,310 made payable to Marco's (the "Bombaywala Note"). The Bombaywala Note accrues interest at the rate 6% per annum until maturity, with accrued interest being payable annually on the 1st day of July of each year for which a principal balance is due and owing. The principal balance of the Bombaywala Note is due as follows: $200,000 on July 1, 1996, 1997 and 1998, with all remaining principal and interest due and owing under the Bombaywala Note to be paid in full on July 31, 1999. The Bombaywala Note is secured by the securities more particularly set forth in that certain Pledge and Security Agreement entered into by and between Marco's and Mr. Bombaywala on July 3, 1994. In September of 1995, the Company's Board of Directors voted to defer the interest payment due July 1, 1995 until December 31, 1995.

         Messrs. Bombaywala and Chadwick also participated in the offering of the Subordinated Notes in December 1994 and purchased $500,000 and $100,000 in principal amount of Subordinated Notes, respectively. Messrs. Bombaywala and Chadwick also received warrants to purchase 222,222 and 44,444 shares of Common Stock, respectively, at $2.25 per share, expiring December 31, 1999. Mr. Mount, a director of the Company, also purchased $50,000 in principal amount of Subordinated Notes and received warrants to purchase 22,222 shares of Common Stock on the same terms. The warrants received by Messrs. Bombaywala, Chadwick and Mount represent their pro rata purchase of Subordinated Notes in the offering and the terms of their notes and warrants are identical to those received by the unaffiliated purchasers of Subordinated Notes and Warrants.

         On June 17, 1992, the Company loaned William J. Gallagher, a former officer and director of the Company, $53,000 evidenced by an unsecured promissory note providing for interest at prime. The note was renewed on June 17, 1993, whereby the principal balance due under the note was increased to $124,000 to include additional advances made by the Company during fiscal 1993. The principal balance of the note accrues interest at the rate of 6% per annum, with accrued interest being due and payable annually on July 1. The entire principal balance is due and payable on July 1, 1999. The note is an unsecured debt obligation of Mr. Gallagher to the Company. The interest payments due July 1, 1995 and 1996 had not been made by Mr. Gallagher as of September 20, 1996.

         On June 30, 1994, John H. Coleman, III, a former officer and director of the Company, executed a promissory note in the principal amount of $31,291 for the purpose of evidencing a debt obligation resulting from advances made by the Company to Mr. Coleman during fiscal 1994. The principal amount of the note accrues interest at the rate of 6% per annum and is due and payable on the first day of July for each year the principal balance remains outstanding. The principal balance of the note is due and payable in full on July 1, 1999. The note is an unsecured debt obligation of Mr. Coleman to the Company. The interest payments due July 1, 1995 and 1996 had not been made by Mr. Coleman as of September 20, 1996.

         In May of 1995, the Company began factoring accounts receivable through Catalyst Financial Co., ("Catalyst") paying factoring fees of approximately $19,000 in fiscal 1995, and approximately $75,000 in fiscal 1996. Such factoring was discontinued early in fiscal 1996. The Company believes that the fees paid were comparable to those that would be charged by a competing factoring company. Mr. Bombaywala is a principal of Catalyst.

         In September of 1995, the Company entered into an eight month financial advisory agreement with Noesis Capital Corp. ("Noesis"), in order to obtain assistance in identifying sources of financing, developing its acquisition program and with shareholder relations. Under the terms of the agreement, the Company paid a monthly fee of $5,000 to Noesis. Nico B. Letschert is President of Noesis and a director of the Company. Mr. Letschert was also a principal of Noble which received fees and warrants in connection with the Company's 1995 Reg. S. Offering. See, "Executive Compensation - Compensation Committee Interlocks and Insider Participation".

         Mr. Bombaywala has an ownership interest in and participates in the management of other businesses, including the Houston-based James Coney Island restaurant chain.

PASTA CO. ACQUISITION

         On September 7, 1995, the Board of Directors of the Company approved the acquisition of all of the issued and outstanding shares (the "Shares") of Pasta Co. from Mr. Bombaywala, the sole stockholder and director of Pasta Co. On September 14, 1995, the Company, Mr. Bombaywala, Pasta Co. and the Company, entered into an Agreement and Plan of Merger (the "Merger Agreement") which provided for the merger of Pasta Co. with and into the Company as the surviving corporation (the "Merger"). The principal assets of Pasta Co. consisted of its ownership of ten (10) restaurants in Houston, Texas.

         In consideration for the Shares, Mr. Bombaywala received 1,666,667 shares of the Company's Common Stock (the "Merger Shares") and two promissory notes in the aggregate principal amount of $3,750,000 (the "Notes"). The Merger Shares were valued at $1.78 per share which was the market value of the Common Stock on the date of the Merger. The total consideration paid to Mr. Bombaywala was $2,966,667; however, as provided below, a portion of the Merger Shares are subject to future release and earn out. In addition, the Company assumed approximately $3.6 million of liabilities and indebtedness of Pasta Co. outstanding as of January 26, 1996.

         Although not required by law, the Board of Directors of the Company elected to submit the Merger to its independent shareholders for approval at its Annual Meeting of Shareholders which was held January 9, 1996. Mr. Bombaywala, who then owned 4,620,000 shares of the Company's Common Stock, or 41.6%, excluding the Merger Shares, did not vote on the Merger at the Annual Meeting. The Merger was approved, and the effective date of the Merger (the "Effective Date") was January 26, 1996. As of the Escrow Closing Date, the Company was granted the right to manage Pasta Co. and received a management fee of three percent (3%) of the gross revenues of Pasta Co. through the Effective Date. Such fees amounted to approximately $137,000.

         The Merger Shares are restricted securities but have demand and incidental registration rights. A total of 350,000 Merger Shares are subject to a Development Escrow Agreement which provides for the earnout and release of such shares based upon (i) the opening of five additional Pasta Co. restaurants on or before December 31, 1996 at an average cost not to exceed $400,000 per restaurant, or (ii) the share price for the Company's Common Stock exceeding $5.00 per share for any ten consecutive business days on or before June 30, 1996 or $7.00 per share on or before June 30, 1997.

         The Notes consist of (i) a promissory note from PAC in the principal amount of $2,750,000, bearing interest at 10% per annum which, subject to certain mandatory prepayment provisions, is due and payable September 15, 2002, and (ii) a promissory note from PAC in the principal amount of $1,000,000 bearing interest at 10% per annum, the principal amount of which, subject to certain mandatory prepayment provisions, is due and payable in two equal annual installments on December 31, 1996 and December 31, 1997. Quarterly payments of interest are due and payable on the Notes on the 15th day of December, March, June and September of each year the Notes are outstanding. Commencing September 15, 2000, the outstanding principal on the $2,750,000 Note will be amortized and paid in quarterly installments over the remaining two year term. The Notes require mandatory prepayment in the amount of and to the extent of
(i) fifty percent of the proceeds from any public offering received by the Company, and (ii) proceeds from private financings in excess of $1,000,000 received by the Company. Mr. Bombaywala has agreed to defer any and all principal and interest until July of 1997.

         On the Effective Date, a promissory note of Pasta Co. to Mr. Bombaywala in the principal amount of $1,260,000 was paid by the Company. Payment was made as follows: $150,000 in cash, transfer of ownership of land and building valued at $515,000 and a note to Mr. Bombaywala in the amount of $595,000. The land and building transferred had been a non-productive asset of the Company. Mr. Bombaywala received an additional note from the Company in the amount of $224,202 for other obligations of Pasta Co. arising prior to the Effective Date.

         The Notes are secured by a guarantee of the Company, a pledge by the Company of all issued and outstanding shares of Pasta Co. and a security interest in all of the assets relating to the first ten restaurants opened by Pasta Co. The lien of Mr. Bombaywala will be junior to any prior liens granted by Pasta Co. on or before the Effective Date.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of September 20, 1996, by
(i) each person who beneficially owns 5% or more of the Common Stock, (ii) each Director and named executive officer of the Company, and (iii) all officers and Directors of the Company as a group. Unless otherwise noted, the persons and entities named below have sole voting and investment power with respect to such shares.

                                                        Shares Beneficially  Owned
                                                        --------------------------
Name of Beneficial Owner                                  Number          Percent
------------------------                                 --------         -------
Ghulam Bombaywala(1)                                     6,508,889         46.8%
Angelo Pitillo(2)(3)                                       336,125          2.5%
Michael S. Chadwick(4)(8)                                  119,444             *
Nico B. Letschert(5)(8)                                    408,554          3.0%
Philip M. Mount(6)(8)                                       32,222             *
Sarosh J. Collector(7)(8)                                   17,000             *
All officers and directors as a group (7 persons)        7,567,234         51.9%

---------------
* Indicates ownership of less than or equal to one percent of the outstanding Common Stock of the Company.
(1) Mr. Bombaywala's address is 11111 Wilcrest Green, Suite 350, Houston, Texas 77042. Includes warrants to purchase 222,222 shares of Common Stock issued in connection with the Company's Subordinated Notes.
(2) Mr. Pitillo's address is 11111 Wilcrest Green, Suite 350, Houston, Texas 77042.
(3) Includes options to purchase 330,000 shares of Common Stock granted under the Company's Stock Compensation Plan and 3,300 shares of the Company's Preferred Stock convertible to 4,125 shares of Common Stock.
(4) Mr. Chadwick's address is 3100 Texas Commerce Tower, Houston, Texas 77002. Includes warrants to purchase 89,444 shares of Common Stock issued in connection with the Company's Subordinated Notes.
(5) Includes warrants to purchase 97,000 shares of Common Stock and 97,000 Series A Warrants, which Series A Warrants may be converted into 97,000 shares of Common Stock upon payment of the $6.50 exercise price.
      Includes warrants to purchase 45,000 shares of Preferred Stock, which Preferred Stock is convertible into 56,250 shares of Common Stock. Includes warrants to purchase 45,000 shares of Common Stock originally issued to Noble under the terms of the 1993 Regulation S offering and subsequently assigned to Mr. Letschert. Includes 21,000 shares of Common Stock issuable to Mr. Letschert upon the conversion of $105,000 in Debenture principle, at a conversion ratio of one share of Common Stock for each $5.00 in principle converted. Mr. Letschert may acquire Debentures in the principal amount of $105,000 upon the exercise of warrants originally granted to Noble as placement agent for the Company's offering of Debentures and subsequently assigned to Mr. Letschert. Includes warrants to purchase 71,250 shares of Common Stock at $3 per share. Also includes 10,000 Series A Warrants which entitle Mr. Letschert to acquire 10,000 shares of Common Stock upon the payment of the exercise price of $6.50 per share. Mr. Letschert's address is 1801 Clint Moore Road, Suite 110, Boca Raton, Florida 33487.
(6) Mr. Mount's address is 1600 Smith, Suite 3700, Houston, Texas 77002. Includes warrants to purchase 22,222 shares of Common Stock issued in connection with the Company's Subordinated Notes.
(7) Mr. Collector's address is 3000 Richmond Avenue, Suite 270, Houston, Texas 77002.
(8) Includes options to purchase 10,000 shares of Common Stock granted under the Company's Outside Director's Stock Option Plan.





                   [This space is intentionally left blank.]

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                FOR FISCAL 1997


CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         There were no changes in or disagreements with accountants on accounting and financial disclosure.


RATIFICATION OF ACCOUNTANTS

         Although shareholder ratification and approval of the selection of Coopers & Lybrand L.L.P. as independent public accountants to audit the Company's consolidated financial statements for fiscal 1997 is not required by law or otherwise, in keeping with the Company's policy that its shareholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors prior to the end of the current fiscal year, and in such case, the opinions of shareholders will be taken into consideration.

         Coopers & Lybrand L.L.P. expects to have representatives present at the Meeting who will have the opportunity to make a statement, if they determine to do so, and who will be available to respond to appropriate questions.



                             SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the requirements of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at the 1997 Annual Meeting, the proposal must be in writing and received by the Company's Corporate Secretary at 11111 Wilcrest Green, Suite 350, Houston, Texas 77042, on or before July 23, 1997, to be eligible for inclusion in the Company's 1997 Proxy materials. Among such requirements, the shareholder submitting the proposal must be the record or beneficial owner of either 1% or $1,000 in market value of the Company's Common Stock for one year.



                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters to be brought before the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies in accordance with their best judgment.

                           ANNUAL REPORT ON FORM 10-K

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE COMMISSION FOR THE FISCAL YEAR ENDED JUNE 30, 1996, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AND A LIST OF EXHIBITS FILED THEREWITH, IS BEING PROVIDED TO THE COMPANY'S SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE FURNISHED ONLY IF SPECIFICALLY REQUESTED IN WRITING AND UPON PAYMENT TO THE COMPANY OF REASONABLE COPYING AND HANDLING CHARGES. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CORPORATE SECRETARY, 11111 WILCREST GREEN, SUITE 350, HOUSTON, TEXAS 77042. THE COMPANY IS ALSO PROVIDING ITS SHAREHOLDERS WITH A COPY OF ITS QUARTERLY REPORT ON FORM 10-Q FOR THE FIRST QUARTER ENDED SEPTEMBER 29, 1996, WHICH WAS PREVIOUSLY FILED WITH THE COMMISSION.


                      DOCUMENTS INCORPORATED BY REFERENCE

         The following portions of the Company's Form 10-K for the fiscal year ended June 30, 1996, are incorporated by reference in this Proxy Statement:

         (i)     Item 1.  Description of Business;
         (ii)    Item 2.  Description of Property;
         (iii)   Item 3.  Legal Proceedings;
         (iv)    Item 5.  Market For Common Equity and Related Stockholder
                          Matters;
         (v)     Item 6.  Selected Consolidated Financial Data;
         (vi)    Item 7.  Management's Discussion and Analysis of Financial
                          Condition and Results of Operations; and
         (vii)   Item 8.  Financial Statements.

         Part 1 - Financial Information on the Company's Form 10-Q for the first quarter ended September 29, 1996 is also incorporated herein by reference.

         Shareholders are referred to the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the financial and other information about the Company referred to above. The rest of the Annual Report on Form 10-K and Quarterly Report on Form 10-Q are not considered to be a part of this Proxy Statement.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        GHULAM M. BOMBAYWALA
                                        Chairman of the Board and Chief
                                        Executive Officer


Houston, Texas
November 15, 1996

--------------------------------------------------------------------------------

                         WATERMARC FOOD MANAGEMENT CO.
            PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD DECEMBER 13, 1996

    The undersigned shareholder of Watermarc Food Management Co. (the "Company") hereby appoints Ghulam M. Bombaywala and Angelo Pitillo or either of them attorneys and proxies of the undersigned, with full power of substitution, to vote, as designated below, the number of shares that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Billy Blues Bar & Grill located at 6025 Richmond Avenue, Houston, Texas 77057 at 3:00 p.m., local time, on December 13, 1996, on the matters specified below or on such other business as may properly come before the meeting or any adjournment or postponement thereof.

1. FOR the election as a director of all nominees listed below (except as marked to the contrary below).

  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

  NOMINEES: Ghulam M. Bombaywala, Angelo Pitillo, Michael S. Chadwick, Sarosh J.
            Collector, Nico B. Letschert and Philip M. Mount

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE
               THEIR NAMES IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Independent Public Accountants of the Company for fiscal 1997.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

            THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees as directors, FOR the proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company for fiscal 1997 and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting.

    Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate or partnership official, please give full title as such and the full name of the entity on behalf of whom you are signing. If a partnership, please sign in partnership name by authorized person.

                                                 Dated:                     19
                                                        ------------------,   --

                                                 -------------------------------
                                                 Signature of Shareholder

                                                 -------------------------------
                                                 Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

--------------------------------------------------------------------------------